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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2002
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289	91-1276003
(Commission File No.)	(IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant’s Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

On July 18, 2002 Click2learn, Inc. announced preliminary financial results for the second quarter of 2002.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

99.1	Click2learn, Inc. press release dated July 18, 2002 regarding preliminary financial results.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 18, 2002

Click2learn, Inc.

By:	/s/ John D. Atherly

Name:	John D. Atherly
Title:	Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Click2learn, Inc. press release dated July 18, 2002 regarding preliminary financial results.